Commitments and Contingencies	12 Months Ended
Dec. 31, 2013
Commitments and Contingencies Disclosure [Abstract]
Commitments and Contingencies
11.	Commitments and Contingencies

The following table summarizes our contractual obligations and their maturity dates as of December 31, 2013:

	Payments Due by Period
(Dollars in thousands)	Total	Less than 1 year	2- year	3- year	4- year	5- year	More than 5 years
	(U.S. dollars in thousands)

Long-term debt	$59,687	$59,687	$—	$—	$—	$—	$—

Interest on variable-rate debt	1,195	1,195	—	—	—	—	—

Services fees to the Manager	8,175	1,635	1,635	1,635	1,635	1,635	—

Management fees to the Manager	9,013	1,822	683	683	683	683	4,459

Total obligations	$78,070	$64,339	$2,318	$2,318	$2,318	$2,318	$4,459

The above table does not include our share of the monthly rental expenses for our offices of approximately 8.7 Euro (in thousands)

Claims

Various claims, suits, and complaints, including those involving government regulations and product liability, arise in the ordinary course of the shipping business. In addition, losses may arise from disputes with charterers, agents, insurance and other claims with suppliers relating to the operations of the Company’s vessels. Currently, management is not aware of any such claims or contingent liabilities, which should be disclosed, or for which a provision should be established in the accompanying consolidated financial statements. The Company is a member of a protection and indemnity association, or P&I Club that is a member of the International Group of P&I Clubs, which covers its third party liabilities in connection with its shipping activities. A member of a P&I Club that is a member of the International Group is typically subject to possible supplemental amounts or calls, payable to its P&I Club based on its claim records as well as the claim records of all other members of the individual associations, and members of the International Group. Although there is no cap on its liability exposure under this arrangement, historically supplemental calls have ranged from 25%-40% of the Company’s annual insurance premiums, and in no year have exceeded $1 million. The Company accrues for the cost of environmental liabilities when management becomes aware that a liability is probable and is able to reasonably estimate the probable exposure. Currently, management is not aware of any such claims or contingent liabilities, which should be disclosed, or for which a provision should be established in the accompanying consolidated financial statements. The Company’s protection and indemnity (P&I) insurance coverage for pollution is $1 billion per vessel.

The M/V  Free Goddess  had been hijacked by Somali pirates on February 7, 2012 while transiting the Indian Ocean eastbound. On October 11, 2012, we announced that all 21 crew members of the M/V Free Goddess are reported safe and well after the vessel’s release by the pirates. At the time of the hijacking the vessel was on time charter in laden condition. Since the release from the pirates, the vessel had been laying at the port of Salalah, Oman, undertaking repairs funded mostly by Insurers. The repairs of the vessel were completed, and notice of readiness was tendered to her Charterers for the resumption of the voyage. The Charterers repudiated the Charter and we accepted Charterers' repudiation and terminated the fixture reserving our right to claim damages and other amounts due to us. The Tribunal previously constituted will hear our claim for (amongst others) unpaid hire and damages from the Charterers. At the same time, all options are being explored for the commercial resolution of the situation arising from Charterers refusal to honor their obligations, including the further contribution by Insurers and cargo interests towards the completion of the voyage and recovery of amounts due. The Company is working for a diligent solution in order to complete the voyage without further delays.

Pursuant to a charterparty dated November 8, 2012, the Company chartered the M/V  Free Neptune  to Tramp Maritime Enterprises Ltd. ("TME"). TME failed to pay outstanding hire in the amount of US$356. On April 2, 2013, the Company therefore commenced arbitration proceedings against TME under the charterparty.

On December 14, 2012, while the M/V  Free Neptune  was at Singapore, bunkers were supplied to the vessel through O.W. Bunker Malta Limited. The bunkers were ordered by TME but were not paid for. OW Bunker is now pursuing the Company for their claim amount which currently stands at $542 inclusive of interest as per their terms & conditions. The Company intends to vigorously defend this claim on the basis that it did not contract with O.W. Bunker Malta Limited (TME did) and is therefore not responsible for this amount. TME were responsible for bunkers as time charterers pursuant to the terms of the charterparty.  The Company will claim an indemnity from TME with regard to any exposure which it may face with regard to this claim.

On June 5, 2013, the M/V  Free Neptune, while at anchorage off Port Nouakchott, Mauritania, was stricken by the general cargo vessel Dazi Yun. Severe collision damage incurred at the contact side shell point in way of cargo hold No. 2 starboard side and the cargo hold No. 2 flooded. No pollution or crew injuries were reported. Nominated salvage team delivered the vessel to a shipyard in Turkey for repairs on September 2, 2013. The vessel is drydocked in the yard where she undertakes necessary maintenance and repairs enabling her to return to service. The costs incurred are claimable from hull and machinery underwriters.

On December 31, 2013, Charterers, Transbulk submitted a claim against the Company for a balance of hire of M/V  Free Knight  relating to alleged period of off-hire, other deductions from hire and various expenses incurred on Company’s account in the sum of $265 and obtained a court arrest order (said claim was settled, see Note 17).

The outstanding balance of the Company’s claims as of December 31, 2013 stands at $186 related to Company’s insurance claims for vessel incidents arising in the ordinary course of business.